SecureDesigns Variable Annuity	Issued by:	Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated November 15, 2005,
To Prospectus Dated May 1, 2005

The minimum and maximum total annual underlying fund operating expense table in the "Expense Table" Section of the Prospectus is updated by replacing it with the following:

	Minimum	Maximum
Total Annual Underlying Fund Operating Expenses[1]	0.65%	2.78%[2]
  Expenses deducted from Underlying Fund assets include management fees, distribution fees, service fees and other expenses. The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the highest total operating expenses for the period ended December 31, 2004, and the minimum expenses represent the total annual operating expenses of that Underlying Fund with the lowest total operating expenses.

  The total annual operating expenses for the most recent fiscal year were less than the amount shown because of reimbursement of expenses by the Fund's Investment Manager. The Investment Manager reimburses expenses in order to keep the Fund's total operating expenses at or below a specific level. The Investment Manager may eliminate all or part of the reimbursement at any time. With the fee reimbursement, the actual total annual fund operating expenses for the year ended December 31, 2004 was 2.57%.

The "Example" Section of the Prospectus is updated by replacing the table with the table below:

	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$1,161	$2,127	$2,998	$5,243
If you do not surrender or you annuitize your Contract	532	1,591	2,643	5,243

The "Dollar for Dollar Living Benefit" and "Combination Dollar for Dollar Benefit" Sections of the Prospectus are amended to reflect that the Company will credit a maximum rate of 3% under the Rider for amounts allocated to the SBL Money Market Subaccount, the PIMCO Low Duration Subaccount, the Fixed Account and the Loan Account. The second and third sentences of the second paragraph under "Dollar for Dollar Living Benefit" are deleted and replaced with the following:

Please note that the Company will credit a maximum rate of 3% for amounts allocated to the SBL Money Market Subaccount, the PIMCO Low Duration Subaccount, the Fixed Account and the Loan Account; however, you will still pay the full rider charge. To the extent that you allocate Purchase Payments or transfer Contract Value to the SBL Money Market Subaccount, the PIMCO Low Duration Subaccount, the Fixed Account or the Loan Account, you will not receive the benefit of an annual effective interest rate of 6% in determining the Minimum Income Benefit.

The second and third sentences of the fifth paragraph under "Combination Dollar for Dollar Benefit" are deleted and replaced with the following:

Please note that the Company will credit a maximum rate of 3% for amounts allocated to the SBL Money Market Subaccount, the PIMCO Low Duration Subaccount, the Fixed Account and the Loan Account; however, you will still pay the full rider charge. To the extent that you allocate Purchase Payments or transfer Contract Value to the SBL Money Market Subaccount, the PIMCO Low Duration Subaccount, the Fixed Account or the Loan Account, you will not receive the benefit of an annual effective interest rate of 6% in determining the Minimum Death Benefit.

Please Retain This Supplement For Future Reference